UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2024

SCILEX HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39852	92-1062542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Tranche A Consent Letter

On December 9, 2024, the Company entered into a Consent Letter (the “Tranche A Consent Letter”) with Oramed Pharmaceuticals Inc. (“Oramed”), pursuant to which Oramed consented, and SCLX Stock Acquisition JV LLC (“SCLX JV”) agreed to (i) transfer (in one or more series of transfers) up to an aggregate of 60,068,585 shares of common stock, par value $0.0001 per share, of the Company (the “Relevant Scilex Shares” and each a “Relevant Scilex Share”) held by SCLX JV, to an account of SCLX JV at a Designated Broker (as defined therein), subject to certain conditions, and (ii) subsequently to engage in sales of the Relevant Scilex Shares to one or more purchasers in such amounts, at such times, and at such prices as SCLX JV may determine in its sole discretion; provided that, the net cash proceeds of any sale of the Relevant Scilex Shares shall be distributed in accordance with the Specified Order (as defined below) (any such transfers, sales, distributions and the payment of the Specified Fee (as defined below), collectively, the “Subject Transactions”).

Pursuant to the Tranche A Consent Letter and the Tranche B Consent Letters (as defined below), (a) on each date on which scheduled principal installments are due in accordance with that certain Senior Secured Promissory Note, dated as of September 21, 2023, issued by the Company to Oramed (as amended, the “Tranche A Note”), to the extent the Company fails to pay the scheduled principal installment on such date, SCLX JV shall deliver the shortfall of any such scheduled principal installment on the Tranche A Note to Oramed from the Net Cash Proceeds (as defined therein) from such Subject Transactions, and (b) on each Amortization Date (as defined in that certain Tranche B Senior Secured Convertible Note, dated as of October 8, 2024, issued by the Company to Oramed, Nomis Bay Ltd, BPY Limited and 3i, LP (collectively, the “Tranche B Noteholders”, and the note, the “Tranche B Notes”), to the extent the Company fails to pay the Amortization Amount (as defined in the Tranche B Notes) to the Tranche B Noteholders, SCLX JV shall deliver the shortfall of any such required Amortization Amount to the Tranche B Noteholders from the Net Cash Proceeds (as defined therein) from such Subject Transactions. The parties agreed that amortization payments under the Tranche A Note and the Tranche B Notes are to be made in the following sequence (such order, the “Specified Order”): (i) first, to Oramed, an aggregate amount equal to $13,239,205 in satisfaction of the principal payment due on December 21, 2024 under the Tranche A Note, (ii) second, to the Tranche B Noteholders an aggregate amount equal to and in satisfaction of the Amortization Redemption Price (as defined in the Tranche B Notes) due on January 2, 2025, and (iii) third, to Oramed until the remaining outstanding principal amount and accrued and unpaid interest under the Tranche A Note is paid in full (the “Remaining Tranche A Payment”). In addition, SCLX JV agreed to pay the Designated Broker a sales commission equal to 2.5% of the gross proceeds from the sale of a Relevant Scilex Share (the “Specified Fee”).

In consideration for the consent to the Subject Transactions, and to further secure the complete timely payment, performance and discharge in full, as the case may be, of all of the Obligations (as defined in the Consent Letters), SCLX JV granted to Acquiom Agency Services LLC (the “Agent”) as the agent a security interest in and to, a lien, among other things, on the proceeds of the Relevant Scilex Shares (collectively, the “SCLX Shares Collateral”).

The foregoing summary of the Tranche A Consent Letter does not purport to be complete and is qualified in its entirety by reference to the full text of this agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Tranche B Consent Letters

On December 9, 2024, the Company entered into a Consent Letter with each of (i) Nomis Bay Ltd and BPY Limited (the “Nomis Bay Consent Letter”), (ii) Oramed (the “Oramed Consent Letter”) and (iii) 3i, LP (the “3i Consent Letter” and, together with the Nomis Bay Consent Letter and the Oramed Consent Letter, the “Tranche B Consent Letters” and together with the Tranche A Consent Letter, the “Consent Letters”), respectively, pursuant to which the Tranche B Noteholders consented to, and SCLX JV agreed to, the Subject Transactions.

The Company and the Tranche B Noteholders further agreed that, from and after the satisfaction of the Remaining Tranche A Payment, the amortization payments under the Tranche A Note and the Tranche B Notes shall be distributed to the Tranche B Noteholders in an aggregate amount equal to and in satisfaction of the Amortization Redemption Price due on April 1, 2025 and the Amortization Redemption Price due on July 1, 2025 (each as defined in the Tranche B Notes).

The foregoing summaries of the Nomis Bay Consent Letter, the Oramed Consent Letter and the 3i Consent Letter do not purport to be complete and are qualified in their entireties by reference to the full text of these agreements, a copy of each of which is filed herewith as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Consent under Securities Purchase Agreement and Senior Secured Promissory Note, dated December 9, 2024, by and among Scilex Holding Company, Oramed Pharmaceuticals Inc., SCLX Stock Acquisition JV LLC and Acquiom Agency Services LLC.

10.2	Consent under Securities Purchase Agreement and Tranche B Senior Secured Convertible Note, dated December 9, 2024, by and among Scilex Holding Company, Nomis Bay Ltd, BPY Limited, SCLX Stock Acquisition JV LLC and Acquiom Agency Services LLC.

10.3	Consent under Securities Purchase Agreement and Tranche B Senior Secured Convertible Note, dated December 9, 2024, by and among Scilex Holding Company, Oramed Pharmaceuticals Inc., SCLX Stock Acquisition JV LLC and Acquiom Agency Services LLC.

10.4	Consent under Securities Purchase Agreement and Tranche B Senior Secured Convertible Note, dated December 9, 2024, by and among Scilex Holding Company, 3i, LP, SCLX Stock Acquisition JV LLC and Acquiom Agency Services LLC.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer & President

Date: December 10, 2024

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